Exhibit 99.1

INVESTOR PRESENTATION June 2018

SAFE HARBOR STATEMENT The forward-looking statements made in this presentation relate only to events as of the date on which the statements were made. Except as may be required by law, the Company disclaims obligations to update its forward-looking statements to reflect events and circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements. Reference is hereby made to the Company's filings with the Securities and Exchange Commission, including, but not limited to, "Cautionary Statement Regarding Forward-Looking Statements" and "Item 1A. Risk Factors" of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2016, for examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements. These risks, uncertainties and events include, but are not limited to, the following: our ability to successfully implement our long-term business strategy; changes in economic and political conditions which may adversely affect consumer spending; our failure to identify and respond to changes in consumer trends and preferences; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to successfully manage our inventory balances profitably; our ability to effectively manage our supply chain operations; loss of, disruption in operations, or increased costs in the operation of our distribution center facilities; loss or departure of one or more members of our senior management or other key management employees; increased or new competition; our ability to successfully execute our strategy of opening new stores and relocating and expanding existing stores; increases in fuel prices and changes in transportation industry regulations or conditions; our ability to generate strong cash flows from operations and to continue to access credit markets; increases in the cost or a disruption in the flow of our imported products; the success of our marketing, advertising and promotional efforts; our ability to attract, train and retain quality employees in appropriate numbers, including key employees and management; seasonal and quarterly fluctuations; our ability to maintain and protect our information technology systems and technologies and related improvements to support our growth; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing, and new government regulations; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage risks associated with product liability claims and product recalls; the impact of adverse local conditions, weather, natural disasters and other events; and our ability to manage the negative effects of inventory shrinkage. The Company's filings with the SEC are available at the SEC's web site at www.sec.gov. Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements, which are based on management's current expectations, estimates and projections and are not guarantees of future performance. Forward looking statements include statements regarding the Company's real estate, merchandise, marketing and distribution strategies, projected economics for relocated stores, outlook for sales and gross margin, anticipated capital investments and liquidity.

44YEARS Of Being Passionate About the Deal t R 3

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Focused on Profitable Growth • Over 700 store locations across the US • Off-price retailer specializing in name-brand, high quality products for the home including luxury textiles, furnishings, housewares and seasonal decor - all at compelling price points • Deal-driven merchandise assortment, opportunistically sourced from multiple channels including closeouts, contracted surplus production capacity and direct production Today - Positioned for Success 6

Sales History ($ Millions) $1,200 $956 $967 $1,000 $1,000 $906 $838 $865 $828 $821 $813 $800 $600 $400 $200 $0 mo 852 m1 861 m2 852 m3 828 m4 810 m5 769 m6 751 m7 731 m8" 724 Store Locations: ''FY 2018 TTM as of 3/31/18 Financial Overview 7

700+ Strategic Nationwide Locations MA (2) Ml (9) MT (0) Rl (0) CT WY (0) (0) (4) DE (3) MD (15) AZ (21) NM (7) " TX (108) *as of 3/31/18 Today - Positioned for Success 8 ND MO (18) (1) MN (9) SD (1) NE KS (8) OK (12)

Well-Positioned in a Fragmented Home Furnishings Sector ,......;u....... ANT H RO PO LOC '-")("'-' west elm B A li N -··· BrfONEII OQ:eSS 1"01: LeSS LOBBY. JOANN C,urli.ngton TARGET at!_-1_ Today - Positioned for Success 9 Mass Quality IE Crate&Barrel RH PD TTE II Y n wayfa1r !9 .C. C_o,.s7co k. KI R.KLAN D'S.WORLDMARKET ® 'I]overstock.com• BED BATH& iZOSS KOHI!S HOBBY Mi.c.ho.ei'.s

Highly Experienced Management Team Trent Taylor Byrd Davis Position: CEO EVP, CFO& Treasurer EVP, Store Operations SVP, GMM CIO & EVP. Supply Chain and Inventory Management SVP, Marketing SVP. Real Estate SVP, HR. General Counsel & Corporate Secretary Retail Experience: 7+ Years 25+ Years 40+ Years 20+ Years 28+ Years 28+ Years 35+ Years 7+ Years 5+ Years Hot Topic Plato Learning Emcore 2+ Years Neiman Marcus CompUSA 4+ Years Michael's Petco Merchco 3+ Years Sears HSN Shopko 2+ Years HHGregg Walgreens 1+ Year Neiman Marcus The Container Store 4+ Years Michael's Family Dollar 2+ Years Total W1ne Zales Accor Hotels TM Experience: Prior Retail: Today-Positioned for Success 10 Bridgett Zeterberg Douglas Sullivan Catherine Belinda Phillip Hixon Stacie Shirley

OUR PRODUCTS

Merchandise Assortment focused on core home categories 14% 25% 15% • Home Decor Seasonal • Other • Textiles • Housewares/Food 'LTM March 2018 Products Latest trends, Best Prices 12

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OUR CUSTOMERS

Our Customers Know A Great Deal When They See One Our Core customers are Shopping Aficionados1: Self-professed deal hunters who bask in the satisfaction of nabbing a perfect find at a great price Think shopping is a great way to relax Demographic profile2: Age 52%50-69 37%35-49 Household Income Average $77k Believe their home is an expression of personal style their Marital Status 64% Married 35% Single Enjoy wandering stores looking for new, interesting products Routinely visit multiple retailers Children 0-18 34% in household Education 51% Bachelor's + 36% Some college Employment 36% Full time 27% Retired 1GfK MRI, Doublebase 2016, Women aged 50-69 who agree with statements and shop categor y 2Tuesday Morning Attitude and Usage Study· Cooper Roberts Research, December 2015 Our Customers - our Focus 16

= OFFERING = .., DEALS BIG DEAL ro us.\jb .:::::::: ........--_,-' ·_-:-::. . -;:_-;, -·',f.. ,-,. • I .... 1.. . ·' . <f) THAT ARE :·.;···HERE TODAY :····:;:;··· = gone= L _ _ _ _ _ __ _ ; crom.oJlJwttJ, '/ .. AND ARRIVING AGAIN NEXT WEEK! IJ.-L-----L.I.I

2018 STRATEGIC INITIATIVES 18

Real Estate Repositioning • Actively repositioning portfolio to focus on improved co-tenancy • Flexible real estate portfolio • • 25% up for renewal in next 12 months On average, 20% a year • Flexible lease terms allow for: • • Ability to relocate stores Ability to renegotiate rent • Stores succeed in a range of sizes and layout configurations • Changing retail landscape provides increased opportunities

- Format • Relocate 75% of fleet from C/D locations to solid Band better shopping centers with favorable co-tenancy and customer demographics Increase traffic to stores and improve overall customer experience providing significant lift to sales and enhancing brand awareness • 20 --Original New Prototype

Strong Co-Tenancy Drives Favorable Customer Demographics and Traffic -----ru£sd«!J M_or ---5-0 -----

Evolution of Store Locations % of Fleet Impacted by Real Estate Strategy Prior FY15 Majority of Stores in Below Avg. Centers Through FY18 ~35% of Stores Relocated/Refreshed1 Long-Term ~75% of Stores will be Relocated/Refreshed1 Relocated/Refreshed Legacy 1 Relocated/Refreshed includes stores that have been relocated, expanded, or opened under real estate strategy since FY15. STRATEGIC INITIATIVES REAL ESTATE 22

Real Estate Strategy: Target Relocation Economics Store Size (1) 10-13k sq/ft Year 1 Sales (2) ~$1.6 million Store Contribution Margin (3) ~15% Net Investment (4) ~$400K Payback Period (5) ~2 years (1) Targeted store size is 10K-13K, but actual results vary based upon real estate opportunities (2) Represents average annual sales volume for the first full year post relocation for stores relocated in calendar 2016 (3) Calculated using the estimated store contribution before taxes and depreciation, including advertising but excluding pre-opening costs, corporate overhead, and certain supply chain expenses (4) includes capital spend net of tenant allowances and net working capital. Amounts are approximations based on an average store size STRATEGIC INITIATIVES

FY18 1 FY15 FY16 FY17 FY15-FY18 1 30 relocations 7 Expansions 46 Relocations 7 Expansions 52 Relocations 13 Expansions 45 Relocations 8 Expansions 173 Relocations 35 Expansions Relocation & Expansions/ New Store Growth / 5 16 13 55 21 Portfolio lmproveme/ 46 Closed 34 Closed 41 Closed 20 Closing 141 Closed Total Stores Touched / 103 127 404 88 86 Ending Store 769 751 724 731 Count / · Represerts current estima:e·d rea-e-sta-te-act-ivit-y·p-ar-.1e-d ·r-. FY-18---------------------

Improving Sales Trend Across Cohorts Average Sales per Store 2,500 $2,070 $2,050 $1,920 2,000 $1,840 1,500 $1,320 $1,270 $1,160 $1,060 1,000 500 FY14 FY15 FY16 FY17 •Top 100 Bottom 100 •Total 'Includes only stores open for entire 12 month period

Supply Chain Transformation Prior to 2016: • • Operated one distribution center in Dallas, consisting of 5 non-contiguous buildings Very inefficient and expensive processing facility FY17: • Began operating new 600K square foot DC in Phoenix to handle West Coast stores and support growing sales volume • Hired new supply chain leadership Phoenix Distribution Center FY18 and beyond: • Determine supply chain future state

Broadening our Reach to Attract New Customers Shared values among audiences1 Current Customer Reach 8.9M Shopping Aficionados Ages 55-69 Target New Customer Reach 30.3M Shopping Aficionados Ages 25-69

• Updated brand creative & personality to focus on product, great deals, and telling our story • Significant improvement in customer data collection, allowing for more efficient marketing • Improved digital marketing to cost effectively broaden our reach to pay top dollar for top quality. YOU CAN TRUST. lf}Jtkes YOU CAN'T BELIEVE. Your eyes are not deceiving you -that actually is the price you'll pay at Tuesday Morning.We offer some of the top brands in the world at prices that'll rock yours.in other words.you don't have

IITue;.d y Mornirg added 6 new pho1os. N01errMr 8 :;017 · Pb:lnning fnr a lullhnuthTih;m< giving? Ynu'rfl' gnng tn nPcR"I;: full ratlle. TlJesdcy r..ornlng tlas you coiJered wttn exQUI!::Itedinnerware and loolsoflrlo:,-.,llr--NMI"""'*--'1 no,.,...to!OJ..-.cloo'il l lor '/<illliltll-. linens from names youk'low and love.Spend timeith yourloved ones, ,ot on pricey cinnervure. Get th slook s arting as low ! 3.99! If lf1uesc3ymorn n;,find!: =-.,=._..._.. ""_"=_=_-,_ : - ()w .., .....I.......--M J-.. . ... -=-:·;::-::·:.-"·::.-:·-.:-::, ... I.I_.=,,_::_:.::.:,_-...:,-_,:,:.:..:.:..:.. --.,-, l.t.·............-::::.;------· .,, Premium pet finds from brands you trust all at 20-60% bel ow competitors' prices every day. !l:;;.........llol . --LEAD THE WAY Keep your pup close and safe With collars and leads from Ooggo. Compare tit/morftd W"fue $9.99·$16.99 16 Ute •Comment <.ir•nlllt'!Caster S:tu on, loti Gr•nt. Au \i' w;-lucia noi11C 1-14 )t1erske th6. Top Comment:; • Facebook Video Post 29 Shres KathY Conrad Love Tuesdov Momino! 01 N b« 8, 2017 at Q:03pM J... t.leg Du'\n Lo.re Ler\OK I lolly pt:tlllm -Q1 Novemb8'8,2011ilt10:25d1l z YOU CAN TRUST. z Facebook Product Post SWEET z DREAMS · -T ' Digital Ad 29

It's All about the Deal! • Expanding assortment in foundational categories, while growing new businesses • Focusing on partnerships to increase penetration of leading specialty store brands • Increasing focus on closeout deals in an opportunistic environment • Optimizing store-level assortment and inventory levels

FINANCIAL OVERVIEW

Comp Sales Trend 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% -2.7% Q3 Ql Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q4 Ql Q2 Q3 -5.0% D COMP % •Tw o Year STACKED FY15 Annual COMP 7.2% Two-Ye a r STA CKED 13.3% FY16 Annual COMP 7.8% Two-Year STA CKED 15.0% FY17 Annual COMP 2.2% Two-Year STA CKED 10.0% FY18 'New stores are included in the same store sales calculation starting with the sixteenth month following the date of the store opening A store that relocates within the same geographic market or modifies its available retail space is generally considered the same store for purposes of this computation Financial Overview 32

Balance Sheet/Cash Flow ($ Millions) FY 2015 FY 2016 FY 2017 Q3 FY18 Total Assets $ 335 $ 362 $ 358 $ 390 Inventories $ 210 $ 242 $ 222 $ 245 Total Debt, Incl. Current portion - - $ 31 $ 44 Total Stockholders’ Equity $ 220 $ 227 $ 199 $ 190 $180M Asset-Backed Facility - 5 year faility maturing August 2020 - No financial covenants (if specified availability levels are maintained) Owned real estate provides additional flexibility - Corporate offices (105K square feet) - Dallas Distributor Center (1.2M square feet) Flexible capital investment plan - FY 2018 expected capital spend of approx. $23M to $26M Financial Overview 33

Driving to Profitable Growth • Focused efforts to improve store inventory allocation • Increased inventory turn and freshness • Tightly managing weeks of supply • Improved overall working capital management throughout the supply chain • Additional gross margin opportunity through improved IMU, markdown management and Supply Chain efficiencies Financial Overview 34

FY 2018 OUTLOOK FISCAL 2018 GUIDANCE: Comp: 3%-4% improvement 35 DEBT: Approximately flat to FY17 year-end balance EBITDA: Significant year-over-year

LONG-TERM OUTLOOK REAL ESTATE REPOSITIONING SALES SUPPLY CHAIN EFFICIENCIES AND PRODUCTIVITY GROSS MARGIN MERCHANDISE AND INVENTORY OPTIMIZATION SALES GROSS MARGIN MARKETING PRODUCTIVITY SALES 36

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